                                                                   Exhibit 99.51

--------------------------------------------------------------------------------
AUTONATION FINANCIAL SERVICES CORP.
MONTHLY STATEMENT TO NOTEHOLDERS
ANRC AUTO OWNER TRUST 2000-A

May 14, 2001

RE: Correction to Statement to Noteholders.

AutoNation Financial Services Corp. (ANFS), as Servicer, is providing the following letter to explain a correction to our current reporting methodology. Bankrupt receivables were inadvertently omitted from all delinquency previously reported in our Statement to Noteholders. Consequently, we have recalculated the delinquency and default ratios for all prior periods to include the impact of bankrupt receivables and confirmed that such ratios have been maintained at permissible levels throughout the existence of this term deal transaction.

As way of background, this inadvertent omission came about as the result of separate systems tracking bankrupt and non-bankrupt receivables. ANFS has since restructured the reporting protocol and as such rectified the situation. In addition, we have reconfirmed the data feeds for all other requested figures to ensure their integrity and accuracy. Therefore, beginning with the April report distributed on May 15th, 2001, the noteholder statement will reflect these adjustments. To confirm our prior period compliance, please find attached for your reference an analysis detailing the delinquency and default information as originally reported and as calculated per the above mentioned changes.

It should also be noted that as a result of the inclusion of bankrupt receivables, the beginning pool balance calculation has to be adjusted as well. Therefore, as part of the April report, a true-up of $2,715,234.63 will be funded by ANFS for the benefit of the Noteholders.

The foregoing correction has been reviewed and approved by MBIA, as Insurer, and CHASE, as Indenture Trustee. I would like to thank you in advance for your time and consideration regarding this matter and am available to discuss at your convenience should you have any further questions.

Very truly yours,


----------------------------
Marc L. Bourhis
Treasurer
Phone: 954-769-7621
--------------------------------------------------------------------------------

2000-A TERM DEAL
Delinquency Ratio
Trigger: 3.75%

REPORTED FIGURES

                               Aug-2000       Sep-2000        Oct-2000        Nov-2000        Dec-2000
                             ------------   ------------   -------------   -------------   -------------
Total Delinquency            $ 11,626,338   $ 14,585,281   $  15,407,248   $  14,846,454   $  17,898,228
Beginning Balance            $698,718,464   $652,855,188   $ 631,848,486   $ 607,952,354   $ 585,268,776

Delinquency Ratio                    1.66%          2.23%           2.44%           2.44%           3.06%
                                                                    2.11%           2.37%           2.65%

AMENDED PROCEDURE

Total Adjusted Delinquency   $ 11,876,077   $ 15,095,039   $  15,887,779   $  15,520,618   $  18,579,593
Adjusted Beginning Balance   $698,718,464   $652,093,724   $ 630,318,237   $ 605,557,031   $ 582,558,730

New Delinquency Ratio                1.70%          2.31%           2.52%           2.56%           3.19%
3M Avg Delinquency Ratio                                            2.18%           2.47%           2.76%

BPS change on key ratio                --             --             6.6             9.5            11.1
Delinquency $ Change         $ 249,738.97   $ 509,757.70   $  480,531.32   $  674,164.20   $  681,364.63
Beginning Balance $ Change   $         --   $ 761,463.63   $1,530,249.37   $2,395,322.66   $2,710,045.55

                                Jan-2001        Feb-2001        Mar-2001        Apr-2001
                             -------------   -------------   -------------   -------------
Total Delinquency            $  13,706,356   $  12,560,730   $  12,995,506   $  13,388,544
Beginning Balance            $ 565,067,832   $ 541,554,678   $ 521,896,570   $ 498,258,767

Delinquency Ratio                     2.43%           2.32%           2.49%           2.69%
                                      2.64%           2.60%           2.41%           2.50%

AMENDED PROCEDURE

Total Adjusted Delinquency   $  14,378,924   $  12,993,346   $  13,556,401   $  14,058,629
Adjusted Beginning Balance   $ 562,493,549   $ 538,395,987   $ 519,028,291   $ 495,543,532

New Delinquency Ratio                 2.56%           2.41%           2.61%           2.84%
3M Avg Delinquency Ratio              2.77%           2.72%           2.53%           2.62%

BPS change on key ratio               12.8            11.9            11.5            12.2
Delinquency $ Change         $  672,568.28   $  432,615.75   $  560,894.80   $  670,085.06
Beginning Balance $ Change   $2,574,283.44   $3,158,690.29   $2,868,278.70   $2,715,234.63

2000-A TERM DEAL
Default Ratio

                                            Aug-2000       Sep-2000       Oct-2000       Nov-2000       Dec-2000
Performance Trigger: variable                0.550%         0.550%         0.800%         0.800%         0.800%
------------------------------------------------------------------------------------------------------------------
REPORTED FIGURES

Cumulative Defaulted Contracts            $    177,977   $    787,103   $  2,167,857   $  3,746,692   $  5,648,804
Cumulative Liquidation Proceeds           $    100,746   $    426,330   $  1,143,817   $  1,949,624   $  2,946,408
                                          ------------------------------------------------------------------------
Cumulative Net Loss                       $     77,231   $    360,773   $  1,024,040   $  1,797,069   $  2,702,396

Original Pool Balance                     $698,718,464   $698,718,464   $698,718,464   $698,718,464   $698,718,464

Cumulative Net Loss Ratio                        0.011%         0.052%         0.147%         0.257%         0.387%

PROPER PROCEDURE

Adjusted Cumulative Defaulted Contracts   $    939,441   $  2,317,352   $  4,563,179   $  6,456,738   $  8,223,088
Cumulative Liquidation Proceeds           $    100,746   $    426,330   $  1,143,817   $  1,949,624   $  2,946,408
                                          ------------------------------------------------------------------------
Revised Cumulative Net Loss               $    838,695   $  1,891,022   $  3,419,362   $  4,507,114   $  5,276,680

Original Pool Balance                     $698,718,464   $698,718,464   $698,718,464   $698,718,464   $698,718,464

Cumulative Net Loss Ratio                        0.120%         0.271%         0.489%         0.645%         0.755%

BPS change on key ratio                             11             22             34             39             37
Cum. Net Loss $ Change                         761,464      1,530,249      2,395,323      2,710,046      2,574,283

                                            Jan-2001       Feb-2001       Mar-2001       Apr-2001
Performance Trigger: variable                1.300%         1.300%         1.300%         1.700%
---------------------------------------------------------------------------------------------------
REPORTED FIGURES

Cumulative Defaulted Contracts            $  7,346,597   $  9,592,993   $ 11,425,570   $ 13,104,012
Cumulative Liquidation Proceeds           $  3,817,729   $  5,030,459   $  6,004,877   $  6,846,680
                                          ---------------------------------------------------------
Cumulative Net Loss                       $  3,528,868   $  4,562,533   $  5,420,693   $  6,257,332

Original Pool Balance                     $698,718,464   $698,718,464   $698,718,464   $698,718,464

Cumulative Net Loss Ratio                        0.505%         0.653%         0.776%         0.896%

PROPER PROCEDURE

Adjusted Cumulative Defaulted Contracts   $ 10,505,287   $ 12,461,272   $ 14,140,805   $ 15,523,379
Cumulative Liquidation Proceeds           $  3,817,729   $  5,030,459   $  6,004,877   $  6,924,410
                                          ---------------------------------------------------------
Revised Cumulative Net Loss               $  6,687,558   $  7,430,812   $  8,135,928   $  8,598,969

Original Pool Balance                     $698,718,464   $698,718,464   $698,718,464   $698,718,464

Cumulative Net Loss Ratio                        0.957%         1.063%         1.164%         1.231%

BPS change on key ratio                             45             41             39             34
Cum. Net Loss $ Change                       3,158,690      2,868,279      2,715,235            N/A

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 9
SERVICER REPORT DATE 10-May-01                                Beginning 1-Apr-01
  DISTRIBUTION DATE: 15-May-01                                  Ending 30-Apr-01
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   BEG PRINCIPAL     BEG PRINCIPAL       PRINCIPAL        INTEREST         TOTAL         END PRINCIPAL
                      BALANCE           BALANCE        DISTRIBUTION     DISTRIBUTION    DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES   $167,692,000.00   $          0.00               --   $        0.00               --   $         0.00
CLASS A-2 NOTES   $227,084,000.00   $194,316,302.80   $25,262,780.45   $1,133,511.77    26,396,292.22   $169,053,522.35
CLASS A-3 NOTES   $196,340,000.00   $196,340,000.00   $         0.00   $1,155,133.67     1,155,133.67   $196,340,000.00
CLASS A-4 NOTES   $100,615,000.00   $100,615,000.00   $         0.00   $  599,497.71       599,497.71   $100,615,000.00
-----------------------------------------------------------------------------------------------------------------------
  NOTE TOTALS     $691,731,000.00   $491,271,302.80   $25,262,780.45   $2,888,143.14   $28,150,923.59   $466,008,522.35
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
              FACTOR INFORMATION PER $1,000

                    PRINCIPAL       INTEREST      END PRINCIPAL
                   DISTRIBUTION   DISTRIBUTION       BALANCE
---------------------------------------------------------------
CLASS A-1 NOTES              --             --               --
CLASS A-2 NOTES    111.24861483     4.99159679     744.45369269
CLASS A-3 NOTES              --     5.88333333   1,000.00000000
CLASS A-4 NOTES              --     5.95833333   1,000.00000000
---------------------------------------------------------------
  NOTE TOTALS      111.24861483    16.83326346   2,744.45369269
---------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 9
SERVICER RPT DATE: 10-May-01                                 BEGINNING: 1-Apr-01
DISTRIBUTION DATE: 15-May-01                                   ENDING: 30-Apr-01
--------------------------------------------------------------------------------

   I. Note Distributable Amounts

               Principal        Interest          Total       Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
            -----------------------------------------------------------------------------------------------------------------
CLASS A-1   $           --   $          --   $           --      $          --         $         --       $            --
CLASS A-2   $25,262,780.45   $1,133,511.77   $26,396,292.22      $111.24861483         $ 4.99159679       $  116.24021162
CLASS A-3   $           --   $1,155,133.67   $ 1,155,133.67      $          --         $ 5.88333333       $    5.88333333
CLASS A-4   $           --   $  599,497.71   $   599,497.71      $          --         $ 5.95833333       $    5.95833333
            -----------------------------------------------------------------------------------------------------------------
   TOTAL    $25,262,780.45   $2,888,143.14   $28,150,923.59      $111.24861483         $16.83326346       $  128.08187829

  II. Pool Balance at the end of the Collection Period                                                    $472,995,986.10

 III. Insurance Premium                                                                                   $     71,843.00

  IV. Spread Account Balance
         (A) Balance after Deposits/Withdrawals for prior Distribution Date                               $ 12,456,469.16
         (B) Balance after Deposits/Withdrawals for current Distribution Date                             $ 11,827,162.35

   V. Spread Account Required Amount                                                                      $ 11,824,899.65

  VI. Spread Account Withdrawals
         (A) Withdrawal to make required payments under 4.03                                                  ($1,844,671)
         (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                      $             0

 VII. Servicing Fee                                                                                            412,952.94

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                     $             0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                 $             0

   X. Available Funds                                                                                     $ 28,635,719.53

  XI. Insured Payment (if any)                                                                            $             0

 XII. Note Principal and Interest Carryover Shortfalls

              Note Principal         Note Interest
            Carryover Shortfall   Carryover Shortfall    Total
            --------------------------------------------------
CLASS A-1           $0.00                $0.00          $0.00
CLASS A-2           $0.00                $0.00          $0.00
CLASS A-3           $0.00                $0.00          $0.00
CLASS A-4           $0.00                $0.00          $0.00
            --------------------------------------------------
  TOTAL             $0.00                $0.00          $0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

            Current Distribution Date    Prior Distribution Date
                Note Principal                Note Principal                Change in Note
              Carryover Shortfall          Carryover Shortfall      Principal Carryover Shortfall
            -------------------------------------------------------------------------------------
CLASS A-1             $0.00                       $0.00                         $0.00
CLASS A-2             $0.00                       $0.00                         $0.00
CLASS A-3             $0.00                       $0.00                         $0.00
CLASS A-4             $0.00                       $0.00                         $0.00
            -------------------------------------------------------------------------------------
  TOTAL               $0.00                       $0.00                         $0.00

             Prior Distribution Date    Current Distribution Date
                  Note Interest               Note Interest                 Change in Note
               Carryover Shortfall         Carryover Shortfall       Interest Carryover Shortfall
            -------------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                          $0.00
CLASS A-2             $0.00                      $0.00                          $0.00
CLASS A-3             $0.00                      $0.00                          $0.00
CLASS A-4             $0.00                      $0.00                          $0.00
            -------------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                          $0.00

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 9
SERVICER RPT DATE: 10-May-01                                 BEGINNING: 1-Apr-01
DISTRIBUTION DATE: 15-May-01                                   ENDING: 30-Apr-01
--------------------------------------------------------------------------------

  IX. Delinquency Ratio

     A.   Delinquency Statistics

   Days               Outstanding     Past Due
Delinquent   Units     Principal       Amount
-----------------------------------------------
  31- 60      1048   12,128,365.44   749,537.13
  61- 90       137    1,588,182.83   144,906.96
  91- 120       24      342,080.72    41,208.70
   121+          0              --           --
-----------------------------------------------
   TOTAL     1,209   14,058,628.99   935,652.79

     B.   Delinquency Percentage

          (1) Principal balance of delinquent contracts between 30 and 120 days                           $ 14,058,628.99
          (2) Pool Principal Balance Beginning of Collection Period (*)                                   $495,543,531.92
          (3) Delinquency Percentage (Line 1/Line 2)                                                                 2.84%

  X. Principal Balance of repossessed Financed Vehicles in inventory   Units   Principal
                                                                       -----------------
                                                                       --          $0.00

 XI. Liquidation Proceeds received from Defaulted Contracts                                               $    841,803.45

(*) For additional details on this amount please refer to the letter and schedule attached in the settlement distribution.

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 9
SERVICER RPT DATE: 10-May-01                                  BEGINNING 1-Apr-01
DISTRIBUTION DATE: 15-May-01                                    ENDING 30-Apr-01
--------------------------------------------------------------------------------

I. POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                 698,718,463.75

B.   Beginning of Period Outstanding Pool Balance (1)                                                      495,543,531.92

C.   Monthly Principal Amounts

     (1)    Monthly Scheduled Payments                                                                      12,300,311.36
     (2)    Full Prepayments (excluding Purchased Receivables)                                               8,868,567.37
     (3.1)  Defaulted Contracts during period                                              1,382,574.31
     (3..2) Defaulted contracts - True up from previous period                             2,715,234.63
                                                                                           ------------------------------
     (3)    Total Defaulted Contracts                                                                        4,097,808.94
     (4)    Receivables becoming Purchased Receivables
               during period                                                                                           --
     (5)    Other Receivables adjustments                                                                       (3,907.22)

     Total Monthly Principal Amounts                                                                        25,262,780.45

D.   Total Monthly Payments allocable to Interest                                                            4,691,834.19

E.   End of period Outstanding Pool Balance (1)                                                            472,995,986.10

F.   Pool Factor                                                                                                 0.676948

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                             Class A-1      Class A-2        Class A-3        Class A-4
                                                             ------------------------------------------------------------
A.   Beginning of period Outstanding Principal Balance          --       194,316,302.80   196,340,000.00   100,615,000.00

B.   Noteholders' Principal Distributable Amount                --        25,262,780.45             0.00             0.00
C.   Noteholders' Interest Distributable Amount                 --         1,133,511.77     1,155,133.67       599,497.71
                                                             ------------------------------------------------------------
D.   Note Distributable Amount                                  --        26,396,292.22     1,155,133.67       599,497.71
E.   Note Principal Carryover Shortfall                          0                    0                0                0
F.   Note Interest Carryover Shortfall                           0                    0                0                0
                                                                 0                    0                0                0

H.   End of period Outstanding Principal Balance                --       169,053,522.35   196,340,000.00   100,615,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A.   Available Funds in Collection Account:

          (1)  Monthly Scheduled Payments on Receivables
                  during period (including partial prepays)
               (a) Principal                                                                                12,300,311.36
               (b) Interest                                                                                  4,527,849.14
          (2)  Full Prepayments collected during period
               (a) Principal                                                                                 8,581,733.78
               (b) Interest                                                                                     81,929.61
          (3)  Net Liquidation Proceeds collected
                  during period                                                                                919,533.66
          (4)  Net Insurance Proceeds collected
                  during period
               (a) Principal                                                                                   286,833.59
               (b) Interest                                                                                      4,325.23
(1)  Beginning pool balance has been adjusted to reflect ommited defaults.
     Roll-forward ties up by using previous period ending balance and substracting current month total principal payments. For additional details on this amount please refer to the letter and schedule attached.

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 9
SERVICER RPT DATE: 10-May-01                                  BEGINNING 1-Apr-01
DISTRIBUTION DATE: 15-May-01                                    ENDING 30-Apr-01
--------------------------------------------------------------------------------

          (5)  Purchase Amounts deposited in Collection
                  Account                                                                                               0
          (6)  Investment Earnings - Collection Account                                                         88,531.75

          Total Available Funds in Collection Account                                                       26,791,048.12

     B.   Available Funds in Payment Account:

          (1) Available Funds transferred from Collection Account                                         $ 26,791,048.12
          (2) Amount withdrawn from Spread Account and deposited to Payment Account                       $  1,844,671.41
          (3) Insured Payment deposited to Payment Account                                                $            --

          Total Available Funds in Payment Account                                                        $ 28,635,719.53

     C.   Distributions from Payment Account:

          (1) Monthly Servicing Fee                                                                            412,952.94
          (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                                  0
          (3) Owner Trustee Fees (if paid from Available Funds)                                                         0
          (4) Indenture Trustee Fees (if paid from Available Funds)                                                     0
          (5) Insurance Premium                                                                                 71,843.00
          (6) Note Interest Distributable Amount
               (a) Class A - 1                                                                                         --
               (b) Class A - 2                                                                               1,133,511.77
               (c) Class A - 3                                                                               1,155,133.67
               (d) Class A - 4                                                                                 599,497.71
          (7) Final Scheduled Distribution Date Note Principal Distributable Amount
               (a) Class A - 1                                                                                          0
               (b) Class A - 2                                                                                          0
               (c) Class A - 3                                                                                          0
               (d) Class A - 4                                                                                          0
          (8) Note Principal Distributable Amount
               (a) Class A - 1                                                                                         --
               (b) Class A - 2                                                                              25,262,780.45
               (c) Class A - 3                                                                                         --
               (d) Class A - 4                                                                                         --
          (9)  Reimbursement Amounts Owing to Insurer                                                                   0
          (10) Spread Account Deposit (to increase to Required Amount)                                                 --
          (11) Indenture or Owner Trustee Fees (not paid under C)                                                       0
          (12) Re-Liening Expenses                                                                                      0
            (To the extent not paid by Servicer)
          (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                      0
          (14) After Servicer Default, remaining Available Funds deposited                                              0
             in Note Distribution Account

          Total Distributions                                                                               28,635,719.53

     D.   Excess Available Funds (or shortfall)                                                                        --

     E.   Remaining Available Funds to holder of Residual Interest Certificate                                          0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

          A. Available Funds Transferred from Collection Account to Payment Account                       $ 26,791,048.12
          B. Distributions required under 4.03 (a)(i) through (vii)                                       $ 28,635,719.53

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 9
SERVICER RPT DATE: 10-May-01                                  BEGINNING 1-Apr-01
DISTRIBUTION DATE: 15-May-01                                    ENDING 30-Apr-01
--------------------------------------------------------------------------------

          C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                           $  1,844,671.41
          D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                             0

V. SPREAD ACCOUNT BALANCE

          A. Spread Account Balance After Deposit/Disbursements
               (1) Beginning Spread Account Balance                                                       $ 12,456,469.16
               (2) Investment Income Deposited to Spread Account                                          $     42,513.58
               (3) Withdrawal to make required payments under 4.03                                        $ (1,844,671.41)
               (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                              0
               (5) Deposit to Spread Account after Disbursements                                          $  1,170,588.32
               (6) Spread Account Balance after Deposit/Disbursments                                      $ 11,824,899.65

          B. Spread Account Required Amount                                                               $ 11,824,899.65

               (1) 2.5% of Pool Balance                                                                   $ 11,824,899.65
               But in no event less than the lesser of (a) or (b)
                    (a) .5% of Original Pool Balance                                                      $  3,493,592.32
                    (b) Outstanding Principal Amount of All Notes                                         $466,008,522.35

          C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                          0

          D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                                --

VI. INSURED PAYMENTS

          A. Available Funds Transferred from Collection Account to Payment Account                       $ 26,791,048.12
          B. Available Funds Transferred from Spread Account to Payment Account                           $     1,844,671
          C. Note Interest Distributable Amount                                                              2,888,143.14
          D. Guaranteed Note Principal Amount                                                             $             0
          E. Deficiency Amount                                                                            $             0
              (Min:(Lines A+B-C-D) and $0.00)                                                             $             0
          F. Preference Amount                                                                            $             0
          G. Insured Payment (lines E+F)                                                                  $             0

               Note Principal        Note Interest
            Carryover Shortfall   Carryover Shortfall    Total
--------------------------------------------------------------
CLASS A-1          $0.00                  $0.00          $0.00
CLASS A-2          $0.00                  $0.00          $0.00
CLASS A-3          $0.00                  $0.00          $0.00
CLASS A-4          $0.00                  $0.00          $0.00
--------------------------------------------------------------
   TOTAL           $0.00                  $0.00          $0.00

             Current Distribution Date   Prior Distribution Date
                 Note Principal              Note Principal               Change in Note
              Carryover Shortfall         Carryover Shortfall      Principal Carryover Shortfall
------------------------------------------------------------------------------------------------
CLASS A-1              $0.00                       $0.00                      $0.00
CLASS A-2              $0.00                       $0.00                      $0.00
CLASS A-3              $0.00                       $0.00                      $0.00
CLASS A-4              $0.00                       $0.00                      $0.00
------------------------------------------------------------------------------------------------
   TOTAL               $0.00                       $0.00                      $0.00

             Current Distribution Date   Prior Distribution Date
                 Note Interest               Note Interest                Change in Note
              Carryover Shortfall         Carryover Shortfall      Interest Carryover Shortfall
------------------------------------------------------------------------------------------------
CLASS A-1              $0.00                       $0.00                      $0.00
CLASS A-2              $0.00                       $0.00                      $0.00
CLASS A-3              $0.00                       $0.00                      $0.00
CLASS A-4              $0.00                       $0.00                      $0.00
------------------------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 9
SERVICER RPT DATE: 10-May-01                                  BEGINNING 1-Apr-01
DISTRIBUTION DATE: 15-May-01                                    ENDING 30-Apr-01
--------------------------------------------------------------------------------

   TOTAL               $0.00                       $0.00                      $0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                    $  3,132,148.03

VIII. DELINQUENCY RATIO

          A. Delinquency Statistics

   Days                Outstanding     Past Due
Delinquent   Units      Principal       Amount
-------------------------------------------------
  31- 60      1048   $12,128,365.44   $749,537.13
  61- 90       137   $ 1,588,182.83   $144,906.96
 91- 120        24   $   342,080.72   $ 41,208.70
   121+          0   $           --   $        --
-------------------------------------------------
  TOTAL      1,209    14,058,628.99    935,652.79

          B. Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 days                      $ 14,058,628.99
               (2) Pool Principal Balance Beginning of Collection Period (2)                              $495,543,531.92
               (3) Delinquency Percentage (Line 1/Line 2)                                                            2.84%

IX. CUMULATIVE NET LOSS RATIO

                    (1)  Principal Balance of Defaulted Contracts in current Collection Period            $  4,097,808.94
                    (2)  Cumulative Defaulted Contracts Including
                             Defaulted Contracts in current Collection Period                             $ 15,523,379.03
                    (3)  Net Liquidation Proceeds collected during current Collection Period              $    919,533.66
                    (4)  Cumulative Net Liquidation Proceeds Including
                             Net Liquidation Proceeds in current Collection Period                        $  6,924,410.29
                    (5)  Original Pool Balance                                                            $698,718,463.75
                    (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                      1.231%

X. REPOSSESSED INVENTORY

                                                                                                  Units      Principal
                                                                                                  -----------------------
                    A. Principal Balance of repossessed Financed Vehicles (beg.)                   180       1,845,130.08
                    B. Repossessed Financed Vehicles (Principal)                                          $  2,252,678.86
                    C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)             $    841,803.45
                    D. Realized losses on sale of repossessed Financed Vehicles (Principal)               $  3,256,005.49
                                                                                                  -----------------------
                    E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)           0    $            --

(2) For additional details on this amount please refer to the letter and schedule attached in the settlement distribution.

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of May, 2001


                                             /s/ Marc L. Bourhis
                                             -----------------------------------
                                             Name:  Marc L. Bourhis
                                             Title: Treasurer